EXHIBIT 99.1

II-VI Incorporated Reports Fiscal 2020 Third Quarter Results Achieves Record Bookings and Backlog

  Record Bookings of $840 million and Record Backlog at $893 million
  Quarterly Revenue of $627.0 million
  Quarterly GAAP Operating Income of $69.0 million
  Quarterly Non-GAAP Operating Income of $86.5 million
  Quarterly GAAP EPS of $0.06
  Quarterly Non-GAAP EPS of $0.47

PITTSBURGH, May 11, 2020 (GLOBE NEWSWIRE) -- II-VI Incorporated (Nasdaq:IIVI) ("II-VI," “We” or the "Company") today reported results for its fiscal 2020 third quarter ended March 31, 2020.

"In this second full quarter of II-VI operations with Finisar included, we successfully continued our integration activities amid the COVID-19 pandemic," said Dr. Vincent D. (Chuck) Mattera, Jr., Chief Executive Officer. "Our mandate and priorities during the pandemic have been clear with respect to our response to this crisis:

  Ensure the safety of the II-VI workforce;
  Ensure the hygiene and security of our worldwide facilities; and
  Maintain full compliance with all government laws, orders and policies that apply to us."

"Our focus on these priorities mitigated the impact of COVID-19 and delivered a great quarter. Despite significant operating challenges, the extraordinary commitment of our employees allowed us to address the steep ramps requested by our customers, and to exceed the high end of our revenue and EPS guidance with record bookings at 22% above our forecast."

"Our global business continuity team supported our operations to deliver these results, and they are a testament to the professionalism and dedication of our global workforce of over 22,000 employees. Our substantial progress at integrating the Finisar acquisition after only two quarters is a result of our experience in assessing markets and acquiring complementary companies with great technology and potential."

Dr. Mattera continued, "Demand in the communications market accelerated considerably throughout the quarter. It was strong across all aspects of our telecom and datacom offerings driven by the acceleration of the build out of the 5G deployments and network infrastructure upgrades. This was most evident in our Transceiver business where bookings far exceeded our expectations during the quarter and customer enthusiasm remained high. We had a second consecutive quarter of record 3D sensing shipments from our Warren, NJ and Easton, PA, operations. We also successfully completed the qualification of our Sherman, TX facility as planned, and we have begun to ship production units as we continue our manufacturing ramp. We look forward to completing the year on a strong note."

Table 1
Financial Metrics
$ Millions, except per share amounts and %
(Unaudited)	Three Months Ended			Nine Months Ended
	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2020	2019	2019	2020	2019

Revenues	$627.0	$666.3	$342.4	$1,633.8	$999.7

GAAP Gross Profit (1)	$245.9	$148.3	$127.3	$517.4	$382.7
Non-GAAP Gross Profit (2)	$240.4	$241.3	$128.2	$605.8	$385.1

GAAP Operating Income (Loss) (1)	$69.0	$(78.5)	$31.1	$(28.0)	$108.0
Non-GAAP Operating Income (2)	$86.5	$73.6	$47.3	$209.2	$152.8

GAAP Net Earnings (Loss)	$5.9	$(98.2)	$24.6	$(118.3)	$79.5
Non-GAAP Net Earnings (2)	$44.1	$37.2	$39.7	$116.9	$124.6

GAAP Diluted Earnings (Loss) Per Share	$0.06	$(1.08)	$0.38	$(1.43)	$1.21
Non-GAAP Diluted Earnings Per Share (2)	$0.47	$0.40	$0.60	$1.38	$1.89

Other Selected Financial Metrics
GAAP Gross margin	39.2%	22.3%	37.2%	31.7%	38.3%
Non-GAAP gross margin (2)	38.3%	36.2%	37.4%	37.1%	38.5%
GAAP Operating margin	11.0%	-11.8%	9.1%	-1.7%	10.8%
Non-GAAP operating margin (2)	13.8%	11.0%	13.8%	12.8%	15.3%
GAAP Return on sales	0.9%	-14.7%	7.2%	-7.2%	8.0%
Non-GAAP return on sales (2)	7.0%	5.6%	11.6%	7.2%	12.5%
  GAAP Operating income (loss) is defined as earnings (loss) before income taxes, interest expense and other expense or income, net.
  All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, fair value measurement period adjustments and restructuring and related items. See Table 4 for the Reconciliation of GAAP measures to non-GAAP measures.

Outlook

The outlook for the fourth fiscal quarter ending June 30, 2020 is revenue of $650.0 million to $700.0 million and earnings per diluted share on a non-GAAP basis of $0.50 to $0.70. This is at today’s exchange rate and today’s estimated tax impact of negative 12%. Both of these are subject to variability. The non-GAAP earnings per share include the pre-tax amounts of $20.1 million in amortization, $16.4 million in share-based compensation, and $8.2 million in other costs, including costs to facilitate the integration. Non-GAAP adjustments are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future.

Conference Call & Webcast Information

The Company will host a conference call at 4:30 p.m. Eastern Time on Monday, May 11, 2020 to discuss these results. Individuals wishing to participate in the webcast can access the event at the Company’s web site by visiting www.ii-vi.com or via https://tinyurl.com/IIVIQ3FY20Earnings. If you wish to participate in the conference call, please dial +1 (877) 316-5288 for calls from the U.S. and +1 (734) 385-4977 for calls from outside the U.S. To join the conference call, please enter ID# 8589772, then provide your name and company affiliation.

The conference call will be recorded, and a replay will be available to interested parties who are unable to attend the live call. This service will be available until 11:59 p.m. Eastern Time on Friday, May 15, 2020, by dialing +1 (855) 859-2056 for calls from the U.S. and +1 (404) 537-3406 for calls from outside the U.S., and entering ID# 8589772.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, materials processing, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, U.S.A., the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019 and in the Company’s other reports filed with the Securities and Exchange Commission; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company’s ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; (vii) the Company’s ability to devise and execute strategies to respond to market conditions; and/or (viii) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics and outbreaks that may arise.  The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company's management uses these measurements as an aid in monitoring the Company's on-going financial performance. The non-GAAP net earnings, the non-GAAP earnings per share, the non-GAAP operating income, the non-GAAP gross profit, the non-GAAP internal research and development, the non-GAAP selling, general and administration, the non-GAAP interest and other (income) expense, and the non-GAAP income tax (benefit), measure earnings and operating income (loss), respectively, excluding non-recurring or unusual items that are considered by management to be outside the Company’s standard operation and excluding certain non-cash items. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance whether (i) items excluded from the non-GAAP financial measures will occur in the future or (ii) there will be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Loss) (Unaudited)
($000 except per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2020	2019	2019

Revenues	$627,041	$666,331	$342,496

Costs, Expenses & Other Expense (Income)
Cost of goods sold	381,108	517,991	215,212
Internal research and development	94,764	107,700	36,026
Selling, general and administrative	82,133	119,218	60,128
Interest expense	28,530	28,390	5,647
Other expense (income), net	7,168	487	(1,532)
Total Costs, Expenses, & Other Expense (Income)	593,703	773,786	315,481

Earnings (Loss) Before Income Taxes	33,338	(107,455)	27,015

Income Taxes	27,417	(9,242)	2,377

Net Earnings (Loss)	$5,921	$(98,213)	$24,638

Diluted Earnings (Loss) Per Share	$0.06	$(1.08)	$0.38

Basic Earnings (Loss) Per Share	$0.07	$(1.08)	$0.39

Average Shares Outstanding - Diluted	93,435	90,886	65,701
Average Shares Outstanding - Basic	91,081	90,886	63,612

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Loss) (Unaudited)
($000 except per share data)

	Nine Months Ended
	March 31,	March 31,
	2020	2019

Revenues	$1,633,781	$999,768

Costs, Expenses & Other Expense (Income)
Cost of goods sold	1,116,368	617,071
Internal research and development	238,584	102,961
Selling, general and administrative	306,846	171,787
Interest expense	63,888	16,811
Other expense (income), net	12,734	(2,946)
Total Costs, Expenses, & Other Expense (Income)	1,738,420	905,684

Earnings (Loss) Before Income Taxes	(104,639)	94,084

Income Taxes	13,651	14,595

Net Earnings (Loss)	$(118,290)	$79,489

Diluted Earnings (Loss) Per Share	$(1.43)	$1.21

Basic Earnings (Loss) Per Share	$(1.43)	$1.25

Average Shares Outstanding - Diluted	82,615	65,844
Average Shares Outstanding - Basic	82,615	63,539

II-VI Incorporated and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
($000)

	March 31,	June 30,
	2020	2019
Assets
Current Assets
Cash and cash equivalents	$388,107	$204,872
Accounts receivable	496,427	269,642
Inventories	628,028	296,282
Prepaid and refundable income taxes	8,324	11,778
Prepaid and other current assets	70,202	30,337
Total Current Assets	1,591,088	812,911
Property, plant & equipment, net	1,247,167	582,790
Goodwill	1,281,762	319,778
Other intangible assets, net	763,456	139,324
Investments	73,618	76,208
Deferred income taxes	19,855	8,524
Other assets	129,877	14,238
Total Assets	$5,106,823	$1,953,773

Liabilities and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$69,250	$23,834
Accounts payable	208,623	104,462
Operating lease current liabilities	22,433	—
Accruals and other current liabilities	268,865	142,267
Total Current Liabilities	569,171	270,563
Long-term debt	2,213,175	443,163
Deferred income taxes	54,699	23,913
Operating lease liabilities	91,771	—
Other liabilities	160,100	82,925
Total Liabilities	3,088,916	820,564
Total Shareholders' Equity	2,017,907	1,133,209
Total Liabilities and Shareholders’ Equity	$5,106,823	$1,953,773

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited)
($000)	Nine Months Ended
	March 31,
	2020	2019
Cash Flows from Operating Activities
Net cash provided by operating activities	$120,492	$114,392

Cash Flows from Investing Activities
Additions to property, plant & equipment	(107,975)	(108,170)
Purchases of businesses, net of cash acquired	(1,036,609)	(83,867)
Purchases of equity investment	—	(4,480)
Other investing activities	(3,042)	118
Net cash used in investing activities	(1,147,626)	(196,399)

Cash Flows from Financing Activities
Proceeds from borrowings of Term A Facility	1,241,000	—
Proceeds from borrowings of Term B Facility	720,000	—
Proceeds from borrowings of Revolving Credit Facility	160,000	—
Proceeds from borrowings under prior Credit Facility	10,000	150,000
Payments on Finisar Notes	(560,112)	—
Payments on borrowings under prior Term Loan, Credit Facility and other loans	(176,596)	(90,000)
Payments on borrowings under Term A Facility	(31,026)	—
Payments on borrowings under Term B Facility	(3,600)	—
Payments on borrowings under Revolving Credit Facility	(70,000)	—
Debt issuance costs	(63,510)	—
Proceeds from exercises of stock options	5,056	7,507
Common stock repurchase	(1,625)	—
Payments in satisfaction of employees' minimum tax obligations	(15,680)	(7,100)
Other financing activities	(2,010)	(3,540)
Net cash provided by financing activities	1,211,897	56,867

Effect of exchange rate changes on cash and cash equivalents	(1,528)	(688)

Net increase (decrease) in cash and cash equivalents	183,235	(25,828)

Cash and Cash Equivalents at Beginning of Period	204,872	247,038
Cash and Cash Equivalents at End of Period	$388,107	$221,210

Table 2
Segment Revenues, GAAP Operating Income (Loss) & Margins, and
Non-GAAP Operating Income (Loss) & Margins*
$ Millions, except %
(Unaudited)	Three Months Ended			Nine Months Ended
	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2020	2019	2019	2020	2019
Revenues:
Photonic Solutions	$417.7	$460.4	$166.5	$1,019.5	$461.3
Compound Semiconductors	209.3	205.9	175.9	592.2	538.4
Unallocated and Other	—	—	—	22.1	—
Consolidated	$627.0	$666.3	$342.4	$1,633.8	$999.7

GAAP Operating Income (Loss):
Photonic Solutions	$48.7	$(60.9)	$20.7	$0.8	$59.7
Compound Semiconductors	24.9	(8.8)	14.3	42.6	59.3
Unallocated and Other	(4.6)	(8.8)	(3.9)	(71.4)	(11.0)
Consolidated	$69.0	$(78.5)	$31.1	$(28.0)	$108.0

Non-GAAP Operating Income (Loss):
Photonic Solutions	$55.9	$63.5	$27.0	$137.5	$78.4
Compound Semiconductors	30.6	10.1	20.3	71.9	74.4
Unallocated and Other	—	—	—	(0.2)	—
Consolidated	$86.5	$73.6	$47.3	$209.2	$152.8

GAAP Operating Margin:
Photonic Solutions	11.7%	-13.2%	12.4%	0.1%	12.9%
Compound Semiconductors	11.9%	-4.3%	8.1%	7.2%	11.0%
Unallocated and Other	NA	NA	NA	NA	NA
Consolidated	11.0%	-11.8%	9.1%	-1.7%	10.8%

Non-GAAP Operating Margin:
Photonic Solutions	13.4%	13.8%	16.2%	13.5%	17.0%
Compound Semiconductors	14.6%	4.9%	11.5%	12.1%	13.8%
Unallocated and Other	NA	NA	NA	NA	NA
Consolidated	13.8%	11.0%	13.8%	12.8%	15.3%

* During the three months ended March 31, 2020 and December 31, 2019, “Unallocated and Other” primarily includes continuing transaction costs related to the Finisar acquisition.  Finisar results have been consolidated into the Photonic Solutions and Compound Semiconductors segments during the three months ended March 31, 2020 and December 31, 2019.   See Table 3 for the reconciliation of segment non-GAAP operating income (loss) to segment GAAP operating income (loss).

Table 3
Reconciliation of Segment Non-GAAP Operating Income (Loss) to
GAAP Segment Operating Income (Loss)
$ Millions
(Unaudited)	Three Months Ended			Nine Months Ended
	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2020	2019	2019	2020	2019
Non-GAAP Photonic Solutions Operating Income	$55.9	$63.5	$27.0	$137.5	$78.4
Measurement period adjustment on long-lived assets	8.5	(8.2)	—	—	—
Share-based compensation	(9.6)	(12.8)	(3.8)	(25.1)	(8.4)
Amortization of acquired intangibles	(6.1)	(29.2)	(2.5)	(37.4)	(6.9)
Preliminary fair value adjustment on acquired inventory	—	(74.2)	—	(74.2)	—
Transaction expenses related to acquisitions	—	—	—	—	(3.4)
Photonic Solutions GAAP Operating Income (Loss)	$48.7	$(60.9)	$20.7	$0.8	$59.7

Non-GAAP Compound Semiconductors Operating Income	$30.6	$10.1	$20.3	$71.9	$74.4
Share-based compensation	(4.8)	(6.5)	(4.1)	(14.0)	(9.8)
Amortization of acquired intangibles	0.4	(4.4)	(1.7)	(6.0)	(5.1)
Restructuring and related expenses	(1.3)	(1.6)	—	(2.9)	—
Preliminary fair value adjustment on acquired inventory	—	(6.4)	—	(6.4)	—
Compound Semiconductors GAAP Operating Income (Loss)	$24.9	$(8.8)	$14.3	$42.6	$59.3

Non-GAAP Unallocated and Other Operating Income (Loss)	$—	$—	$—	$(0.2)	$—
Finisar results	—	—	—	1.9	—
Transaction expenses related to acquisitions	(2.9)	(8.0)	(3.9)	(16.5)	(11.0)
Severance and related - Share-based compensation	—	—	—	(10.7)	—
Severance and related - Other compensation	(1.7)	(0.8)	—	(10.0)	—
Amortization of acquired intangibles	—	—	—	(2.0)	—
Preliminary fair value adjustment on acquired inventory	—	—	—	(7.1)	—
One-time costs related to the Finisar acquisition	—	—	—	(26.8)	—
Unallocated and Other GAAP Operating Income (Loss)	$(4.6)	$(8.8)	$(3.9)	$(71.4)	$(11.0)

Total GAAP Operating Income (Loss)	$69.0	$(78.5)	$31.1	$(28.0)	$108.0

Non-GAAP Operating Income	$86.5	$73.6	$47.3	$209.2	$152.8

*Amounts may not recalculate due to rounding.

Table 4
Reconciliation of GAAP Measures to non-GAAP Measures
$ Millions
(Unaudited)	Three Months Ended			Nine Months Ended
	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2020	2019	2019	2020	2019
Gross profit on GAAP basis	$245.9	$148.3	$127.3	$517.4	$382.7
Finisar results (5)	—	—	—	(6.5)	—
Share-based compensation	3.0	4.2	0.9	7.2	2.4
Preliminary fair value adjustment on acquired inventory (1)	—	80.6	—	87.7	—
Measurement period adjustment on long-lived assets (6) (8)	(8.5)	8.2	—	—	—
Gross profit on non-GAAP basis	$240.4	$241.3	$128.2	$605.8	$385.1

Internal research and development on GAAP basis	$94.8	$107.7	$36.0	$238.6	$103.0
Share-based compensation (2)	(4.2)	(5.3)	—	(10.1)	—
Internal research and development on non-GAAP basis	$90.6	$102.4	$36.0	$228.5	$103.0

Selling, general and administrative on GAAP basis	$82.1	$119.2	$60.1	$306.8	$171.8
Share-based compensation (2)	(7.2)	(9.8)	(7.0)	(21.8)	(15.8)
Transaction expenses related to acquisitions (3)	(2.9)	(8.0)	(4.1)	(43.1)	(14.6)
Severance, restructuring and related costs (4)	(3.0)	(2.4)	—	(23.6)	—
Amortization of acquired intangibles	(5.7)	(33.6)	(4.2)	(45.4)	(12.0)
Selling, general and administrative on non-GAAP basis	$63.4	$65.4	$44.8	$173.0	$129.4

Operating income (loss) on GAAP basis	$69.0	$(78.6)	$31.1	$(28.0)	$108.0
Finisar results (5)	—	—	—	(1.9)	—
Share-based compensation (2)	14.4	19.3	7.9	39.1	18.2
Preliminary fair value adjustment on acquired inventory (1)	—	80.6	—	87.7	—
Amortization of acquired intangibles	5.7	33.6	4.2	45.4	12.0
Measurement period adjustment on long-lived assets (6) (8)	(8.5)	8.2	—	—	—
Severance, restructuring and related costs (4)	3.0	2.4	—	23.6	—
Transaction expenses related to acquisitions (3)	2.9	8.0	4.1	43.1	14.6
Operating income on non-GAAP basis	$86.5	$73.5	$47.3	$209.0	$152.8

Table 4
Reconciliation of GAAP Measures to non-GAAP Measures (Continued)
$ Millions
(Unaudited)	Three Months Ended			Nine Months Ended
	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2020	2019	2019	2020	2019
Interest and other (income) expense, net on GAAP basis	$35.7	$28.9	$4.1	$76.6	$13.9
Finisar results (5)	—	—	—	0.3	—
Foreign currency exchange (gains) losses, net (8)	(3.5)	(3.4)	0.9	(8.1)	(0.8)
Additional interest expense related to Finisar acquisition (5)	—	—	—	(1.7)	—
Impairment of investment (7)	(5.0)	—	—	(5.0)	—
Debt extinguishment expense (5)	—	—	—	(3.9)	—
Interest and other (income) expense, net on non-GAAP basis	$27.2	$25.5	$5.0	$58.2	$13.1

Income taxes (benefit) on GAAP basis	$27.4	$(9.2)	$2.4	$13.7	$14.6
Tax impact of non-GAAP measures (8)	(3.2)	13.4	0.2	20.7	0.5
Tax impact of fair value adjustments (8) (9)	(9.0)	6.7	—	—	—
Income taxes on non-GAAP basis	$15.2	$10.9	$2.6	$34.4	$15.1

Net earnings (loss) on GAAP basis	$5.9	$(98.2)	$24.6	$(118.4)	$79.5
Finisar results (5)	—	—	—	(1.6)	—
Share-based compensation (2)	14.4	19.3	7.9	39.1	18.2
Preliminary fair value adjustment on acquired inventory (1)	—	80.6	—	87.7	—
Amortization of acquired intangibles	5.7	33.6	4.2	45.4	12.0
Measurement period adjustment on long-lived assets (6) (8)	(8.5)	8.2	—	—	—
Transaction expenses related to acquisitions (3)	2.9	8.0	4.1	43.1	14.6
Severance, restructuring and related costs (4)	3.0	2.4	—	23.6	—
Foreign currency exchange (gains) losses, net (8)	3.5	3.4	(0.9)	8.1	0.8
Additional interest expense related to Finisar acquisition (6)	—	—	—	1.7	—
Impairment of investment (7)	5.0	—	—	5.0	—
Debt extinguishment expense (5)	—	—	—	3.9	—
Tax impact of non-GAAP measures and fair value adjustments (8) (9)	12.2	(20.1)	(0.2)	(20.7)	(0.5)
Net earnings on non-GAAP basis	$44.1	$37.2	$39.7	$116.9	$124.6

Per share data:
Net earnings (loss) on GAAP basis
Diluted Earnings (Loss) Per Share	$0.06	$(1.08)	$0.38	$(1.43)	$1.21
Basic Earnings (Loss) Per Share	$0.07	$(1.08)	$0.39	$(1.43)	$1.25

Net earnings on non-GAAP basis
Diluted Earnings Per Share (10)	$0.47	$0.40	$0.60	$1.38	$1.89
Basic Earnings Per Share	$0.48	$0.41	$0.62	$1.41	$1.96

*Amounts may not recalculate due to rounding.

  The preliminary fair value adjustment of $87.7 million represents the preliminary step up value adjustment of acquired inventory from the Finisar acquisition.
  Total share-based compensation expense for the nine months ended March 31, 2020 was $49.8 million, of which $10.7 million was incurred in relation to severance related expenses as described below in note 4.
  Transaction costs primarily represent acquisition and integration costs related to the Finisar acquisition.
  In connection with the acquisition of Finisar, the Company recorded $20.7 million of compensation in the Condensed Consolidated Statement of Earnings (Loss), of which $18.1 million was associated with Finisar’s executive severance and retention agreements. Included in this amount is $10.7 million of share-based compensation.  Additionally, $1.5 million of incremental COVID-19 payroll related costs are included in this amount.  Restructuring and related costs include $2.9 million of ongoing expenses to achieve the Company’s cost synergy strategy.
  “Finisar results” includes the consolidated Finisar operations for the period between the acquisition date of September 24, 2019 and September 30, 2019, which includes additional interest expense and debt extinguishment expense as a result of the acquisition financing.  Finisar results have been consolidated into the Photonic Solutions and Compound Semiconductors segments during the three months ended March 31, 2020 and December 31, 2019.
  Represents the depreciation impact of measurement period adjustments to the fair value of long-lived assets acquired in the Finisar acquisition.
  Represents an impairment charge of an investment for which the carrying value was determined to be unrecoverable as of March 31, 2020.
  The non-GAAP financial measures for the three and nine months ended March 31, 2019 and the three months ended December 31, 2019 have been adjusted to conform to the current period presentation.
  Includes the tax impact of measurement period adjustments to the fair value of long-lived and intangible assets acquired in the Finisar acquisition.
  Diluted shares used to calculate Diluted Earnings Per Share on a non-GAAP basis for the three months ended December 31, 2019 are 93,008.  Diluted shares used to calculate Diluted Earnings Per Share on a non-GAAP basis for the nine months ended March 31, 2020 are 84,669.

Table 5
Reconciliation of GAAP Net Income (Loss), EBITDA and Adjusted EBITDA
$ Millions
(Unaudited)	Three Months Ended			Nine Months Ended
	Mar 31,	Dec 31,	Mar 31,	Mar 31,	Mar 31,
	2020	2019	2019	2020	2019
Net earnings (loss) on GAAP basis	$5.9	$(98.2)	$24.6	$(118.4)	$79.5
Income taxes (benefit)	27.5	(9.2)	2.4	13.7	14.6
Depreciation and amortization	38.0	82.2	23.1	147.1	67.6
Interest expense	28.6	28.4	5.6	63.9	16.8
EBITDA (1)	$100.0	$3.2	$55.7	$106.3	$178.5
EBITDA margin	15.9%	0.5%	16.3%	6.5%	17.9%

Preliminary fair value adjustment on acquired inventory	—	80.6	—	87.7	—
Share-based compensation	14.4	19.3	7.9	39.1	18.2
Transaction expenses related to other acquisitions	2.9	8.0	4.1	43.1	14.6
Foreign currency exchange (gains) losses, net	3.5	3.4	(0.9)	8.1	0.8
Severance, restructuring and related costs	4.6	2.4	—	23.6	—
Impairment of investment	5.0	—	—	5.0	—
Special items - Other income (expense), net	—	—	—	4.3	—
Adjusted EBITDA (2)	$130.4	$116.9	$66.8	$317.2	$212.1
Adjusted EBITDA margin	20.8%	17.5%	19.5%	19.4%	21.2%

*Amounts may not recalculate due to rounding.

  EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.
  Adjusted EBITDA excludes non-GAAP adjustments for share-based compensation, acquired intangibles amortization expense, certain one-time transaction expense, the impact of restructuring and related items, investment impairment charge and the impact of foreign currency exchange gains and losses.

CONTACT:

Mary Jane Raymond
Treasurer and Chief Financial Officer

investor.relations@ii-vi.com
www.ii-vi.com/contact-us